                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Section 240.14a-12


                                 Matritech, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount previously paid:

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                                       1

                                MATRITECH, INC.
                               330 NEVADA STREET
                          NEWTON, MASSACHUSETTS 02460

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 11, 2004

To The Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Matritech, Inc., a Delaware corporation (the "Company"), will be held on Friday, June 11, 2004, at 9:00 a.m., local time, at the Newton Marriott Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466, for the following purposes:

     I. To elect a Board of Directors for the ensuing year.

     II. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, increasing the number of shares of the Company's common stock, par value $.01 per share ("Common Stock") authorized for issuance from 60,000,000 to 90,000,000 shares.

     III. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2004.

     IV. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Only stockholders of record at the close of business on April 14, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                                 /s/ PATRICIA RANDALL
                                          --------------------------------------
                                          Patricia Randall, Secretary
                                          Newton, Massachusetts
April 22, 2004

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                MATRITECH, INC.
                               330 NEVADA STREET
                          NEWTON, MASSACHUSETTS 02460

                                PROXY STATEMENT

       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2004

     Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Matritech, Inc. (the "Company" or "Matritech" or "we") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, June 11, 2004 at 9:00 a.m., local time, at the Newton Marriott Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466.

     Only stockholders of record as of April 14, 2004 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournments thereof. As of that date, there were 41,297,184 shares of common stock, $.01 par value (the "Common Stock"), issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice of revocation, or the due completion of a later-dated proxy, in either case delivered to the Secretary of the Company at the address listed above at any time before it is exercised.

     The persons named as attorneys in the proxies are directors and/or officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under "Voting Procedures." With respect to the election of a nominee to the Board of Directors, any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

     In addition to the election of directors, the stockholders will consider whether to (i) approve an amendment to the Company's Charter, and (ii) ratify the selection of auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

     The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

     The Company's Annual Report, containing financial statements for the fiscal year ended December 31, 2003, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 22, 2004.

         SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 31, 2004, certain information regarding the ownership of shares of the Company's Common Stock by: (i) each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, (ii) each director and nominee of the Company, (iii) the Chairman and Chief Executive Officer of the Company, Mr. Chubb, (iv) Mr. Corbet, Dr. Domurad, Dr. Ip and Mr. Quigley, the next four most highly compensated executive officers of the Company as of December 31, 2003 and
(v) all current directors, nominees and executive officers as a group:

                                                      AMOUNT AND NATURE
                                                        OF BENEFICIAL     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                 OWNERSHIP(2)       CLASS(3)
---------------------------------------               -----------------   ----------
Stephen D. Chubb(4).................................        846,411          2.0
David L. Corbet(5)..................................        310,179            *
Melodie R. Domurad(6)...............................        112,233            *
Walter O. Fredericks(7).............................          6,667            *
Stephen H. Ip(8)....................................        163,701            *
Judith Kurland(9)...................................         44,834            *
John E. Quigley(10).................................        104,208            *
Richard A. Sandberg(11).............................         20,000            *
T. Stephen Thompson(12).............................         96,649            *
  c/o Immtech International
  150 Fairway Drive
  Vernon Hills, IL 60661
C. William Zadel(13)................................         83,800            *
  c/o Mykrolis Corporation
  129 Concord Road
  Billerica, MA 01821
All executive officers, directors and nominees as a
  group (13 persons)(14)............................      1,912,822          4.5

---------------

  *  Indicates less than 1% of outstanding common stock.

 (1) Unless otherwise indicated, the address of each person listed on the table is c/o Matritech, Inc., 330 Nevada Street, Newton, MA 02460.

 (2) Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock owned based upon information provided to the Company by the directors, officers and principal stockholders.

 (3) The number of shares of Common Stock deemed outstanding for this calculation includes (i) 41,156,470 shares of Common Stock outstanding on March 31, 2004 and (ii) all Common Stock underlying stock options or warrants which are exercisable as of March 31, 2004 or will become exercisable on or within 60 days thereafter by the person or group in question.

 (4) Mr. Chubb's beneficial ownership includes 392,609 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

 (5) Mr. Corbet's beneficial ownership includes 305,113 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter. Mr. Corbet holds all of his issued shares jointly with his wife.

 (6) Dr. Domurad's beneficial ownership includes 101,361 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

 (7) Mr. Frederick's beneficial ownership includes 6,667 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

 (8) Dr. Ip's beneficial ownership includes 163,701 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

 (9) Ms. Kurland's beneficial ownership includes 38,334 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

(10) Mr. Quigley's beneficial ownership includes 104,208 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

(11) Mr. Sandberg's beneficial ownership includes 12,500 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

(12) Mr. Thompson's beneficial ownership includes 87,149 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

(13) Mr. Zadel's beneficial ownership includes 82,800 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

(14) Includes 1,380,559 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2004 or within 60 days thereafter.

               IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the nominees to be elected as directors at the Annual Meeting, and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Stephen D. Chubb(1)...................  60    Chairman and Chief Executive Officer
David L. Corbet(1)....................  50    Director, President and Chief
                                              Operating Officer
Melodie R. Domurad, Ph.D.(1)..........  46    Vice President, Clinical and
                                              Regulatory Affairs
Walter O. Fredericks(2)(4)............  64    Director
Stephen H. Ip, Ph.D.(1)...............  57    Vice President, Corporate Development
Judith Kurland(2)(3)(4)...............  58    Director
Franz Maier(1)........................  52    President, Matritech GmbH
John E. Quigley, Jr.(1)...............  46    Vice President, Sales and Marketing
Patricia Randall(1)...................  53    Vice President, General Counsel, Chief
                                              Legal Officer and Secretary
Richard A. Sandberg(1)................  61    Director, Vice President, Finance,
                                              Chief Financial Officer and Treasurer
T. Stephen Thompson(2)(3)(4)..........  56    Director
Karen K. Vaccaro, Ph.D.(1)............  54    Vice President, Research and
                                              Development
C. William Zadel(2)(3)(4).............  60    Director

---------------

(1) Officers of the Company are elected annually by the Board of Directors and serve until the next Annual Meeting of the Board of Directors and until their respective successors are elected and qualified, or until their earlier resignation or removal.

(2) Member of Compensation Committee.

(3) Member of Audit Committee.

(4) Member of Corporate Governance Committee.

     Mr. Chubb, a founder of Matritech, has been Chairman since October 1993 and a director and Matritech's Chief Executive Officer since the Company's inception in 1987. Mr. Chubb was the Company's President until October 1993 and was also Treasurer of the Company until March 1992. From 1984 to 1986, Mr. Chubb served as President and Chief Executive Officer of T Cell Sciences, Inc., a publicly-traded biotechnology company. Prior to 1984, Mr. Chubb was President and Chief Executive Officer of Cytogen Corporation, also a publicly-traded biotechnology company. He currently serves as a director of Charles River Laboratories, a publicly-traded provider of clinical research tools and integrated support services to enable drug development.

     Mr. Corbet has been Matritech's President, Chief Operating Officer and a director since October 1993, and joined the Company in April 1993 as Executive Vice President. Prior to joining Matritech and since 1991, Mr. Corbet had served as President and Chief Operating Officer of T Cell Diagnostics, Inc., a subsidiary of T Cell Sciences, Inc.

     Dr. Domurad has been Matritech's Vice President, Clinical and Regulatory Affairs since January 2000. From October 1997 to December 1999 she was Matritech's Director of Clinical and Regulatory Affairs. From 1994 to 1997, she served as Director of Clinical Research of ErgoScience Development Corporation, a publicly-traded biopharmaceutical company.

     Mr. Fredericks has served as a director of Matritech since July 2003. Mr. Fredericks is currently a member of, and is responsible for the financial affairs of, Adirondack Boat, LLC, a distributor of electric boats. From 1991 to 2001, Mr. Fredericks served as president, chief executive officer and director of Lifecodes Corporation, a forensics DNA testing company. Mr. Fredericks was the founder of and from 1993 to 2001 served as chief executive officer and director of Electronic Instruments International, a company focused on creating products to enhance long distance electric power distribution. From 1989 to 1997, he also served as a director of DIANON Systems, Inc., a publicly-traded oncology marketing and database company.

     Dr. Ip has been Matritech's Vice President, Corporate Development since January 2002. From August 1999 until December 2001, he was Matritech's Vice President, Far East Operations. From December 1998 to August 1999, Dr. Ip served as President and Chief Executive Officer of International Bioimmune Systems, Inc., a privately-held biotechnology company. From December 1996 to December 1998, he held a variety of positions, including President, Chief Operating Officer, and Executive Vice President at American Biogenetic Sciences, Inc., a publicly-traded biotechnology company.

     Ms. Kurland has served as a director of Matritech since February 2001. Ms. Kurland is currently a self-employed consultant. From March 2001 until August 2002, Ms. Kurland was the President and Chief Executive Officer of Hunt Alternatives, a foundation. Ms. Kurland was the New England Regional Director of the United States Department of Health and Human Services from May 1997 to January 2001. Ms. Kurland served from December 1998 to December 2000 as the Acting Editor of Public Health Reports, the journal of the U.S. Public Health Service. She is a faculty member at Tufts University Medical School, Boston University Medical School, Simmons College, and is presently on leave from teaching at the Harvard School of Public Health.

     Mr. Maier has been an executive officer of Matritech since June 2003. He has served as president of Matritech GmbH, the Company's subsidiary based in Germany, since 2000. Mr. Maier was chief executive officer of ADL GmbH, a German distributor of medical diagnostic products, from 1996 to 2000, and was a country manager for Germany for Pharmacia Diagnostics, a manufacturer of in vitro diagnostic products, from 1989 to 1995.

     Mr. Quigley has been Matritech's Vice President, Sales and Marketing since July 2001. From December 2000 until April 2001, he was Director of Marketing for Argose, Inc., a medical diagnostic products company. From 1998 until May 2000, Mr. Quigley was the Vice President of Global Marketing for Bayer's Critical Care business unit. From January 1997 until 1998, Mr. Quigley was Director of U.S. Marketing at Chiron Diagnostics, a publicly traded biotech and diagnostics company that was acquired by Bayer.

     Ms. Randall has been Matritech's Vice President, General Counsel, Chief Legal Officer and Secretary of Matritech since December 2003. Ms. Randall devotes approximately 50% of her professional time to the business of the Company. Since 2003, Ms. Randall has also been a self-employed legal consultant. From 2001 to 2003, Ms. Randall served as Vice President and General Counsel of Robotic Vision Systems, Inc., a publicly traded technology company. From 1998 to 2000, she served as Vice President and General Counsel of Hadco Corporation, a publicly traded technology company. From 1980 to 1998, Ms. Randall was a partner at the Boston law firm of Hamilton, Dahmen and Randall with a focus on corporate law and civil litigation.

     Mr. Sandberg has served as a director of Matritech from April 1999 excluding a brief hiatus between June 2002 and September 2002 when Mr. Sandberg was reappointed to the Board of Directors to fill a vacancy created by the Board. Mr. Sandberg has been Matritech's Chief Financial Officer, Vice President Finance and Treasurer since November 2002, and served as Secretary from November 2002 to December 2003. Mr. Sandberg also serves as Chief Strategic Advisor and as a director of ML Holdings LLC, a laboratory services holding company in Toledo, Ohio. Mr. Sandberg devotes approximately 50% of his professional time to the business of the Company. From 1997 to 2001, Mr. Sandberg served as Chairman of the Board of Lifecodes Corporation, a manufacturer of DNA test kits and a provider of DNA testing services. In addition, Mr. Sandberg served as Chief Financial Officer of Lifecodes Corporation from May 1997 to September 1998. From 1983 to 1997, Mr. Sandberg served in a variety of positions including Chairman, Chief Executive Officer and Chief Financial Officer at DIANON Systems, Inc. a publicly-traded oncology marketing and database company. Since November 2003, Mr. Sandberg has served as director of Ethan Allen Interiors, Inc., a publicly traded home decorating company.

     Mr. Thompson has served as a director of Matritech since May 1994. Mr. Thompson has served since 1992 as President, Chief Executive Officer and a director of Immtech International, Inc., a publicly-traded biopharmaceutical company.

     Dr. Vaccaro joined Matritech in February 2003 as Vice President, Research and Development. From 1997 until January 2003, Dr. Vaccaro was Vice President Operations and Chief Financial Officer of BioPhysics Assay Laboratory, Inc., a company developing and selling research products and providing a lab testing service. From 1996 until 2002, Dr. Vaccaro also served as Vice President, Operations and Secretary for Symbiontics, Inc., a biotechnology start-up company. From 1995 until 1997, Dr. Vaccaro was a partner in EXPERTech Associates, an international regulatory strategy and quality systems consulting firm in the medical device industry.

     Mr. Zadel has served as a director of Matritech since December 1995. Presently, Mr. Zadel is the Chief Executive Officer of Mykrolis Corporation, formerly the microelectronics division of Millipore Corporation, a publicly-traded semiconductor equipment company. From April 1996 until August 2001, Mr. Zadel was the Chairman, President, Chief Executive Officer and a director of the Millipore Corporation. Mr. Zadel currently serves, and has served since 1989, as a director of Kulicke & Soffa Industries, Inc., a publicly-traded semiconductor assembly equipment company. Mr. Zadel also serves as a director of Citizens Bank of Massachusetts, at which the Company maintains its operating bank account and with which the Company has a loan used to purchase scientific equipment. The Company has no other financial relationships with Citizens Bank of Massachusetts.

BOARD OF DIRECTORS MATTERS: MEETINGS, INDEPENDENCE, CORPORATE GOVERNANCE AND COMMITTEES

     The Board of Directors met twelve times during the fiscal year ended December 31, 2003. The Board of Directors has determined that four of its members, Messrs. Thompson, Zadel and Fredericks and Ms. Kurland, are independent as defined in Section 121A of the listing standards for the American Stock Exchange. The Board of Directors meets at least semi-annually in executive session without the presence of non-independent directors and management. Mr. Thompson, who has been elected lead independent director, presides at all executive sessions of the Board. During 2003, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of all committees on which he or she served.

     The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance Committee.

  AUDIT COMMITTEE

     The Audit Committee of the Board of Directors (the "Audit Committee"), consists of Mr. Thompson, Mr. Zadel and Ms. Kurland. Mr. Thompson serves as Chair of the Audit Committee.

     The Audit Committee oversees the accounting and tax functions of the Company, including among other things the results and scope of our annual audit and other services provided by our independent auditors and our compliance with legal matters that have a significant impact on our financial reports. The Audit Committee also consults with our management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the Audit Committee is responsible for the selection, compensation, retention and replacement of our independent auditors, establishing procedures for accounting related complaints, recommending audited financials for inclusion in the Company's Annual Report on Form 10-K and engaging advisors as necessary. The Audit Committee held four meetings during the fiscal year ended December 31, 2003.

     Each of the Audit Committee members satisfies the criteria for independence as defined in Section 121A of the listing standards for the American Stock Exchange, the principal trading market of our Common Stock, and Rule 10A-3 under the Securities Exchange Act of 1934. Each member of the Audit Committee is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Both T. Stephen Thompson and C. William Zadel meet the definition of "audit committee financial expert" as defined by the Securities and Exchange Commission, as well as the definition of independence of Section 121A of the listing standards of the American Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934.

  COMPENSATION COMMITTEE

     During 2003, the Compensation Committee of the Board of Directors (the "Compensation Committee") consisted of Mr. Thompson, Mr. Zadel and Ms. Kurland. Mr. Fredericks joined the Compensation Committee in February 2004 and is currently Chair of the Compensation Committee. None of the Compensation Committee members is currently an officer or employee of the Company, and each satisfies the criteria for independence as defined in Section 121A of the listing standards for the American Stock Exchange.

     The Compensation Committee reviews and approves executive compensation, and administers the Company's 1992 and 2002 Stock Option and Incentive Plans (the "1992 Plan" and the "2002 Plan" respectively) and the 1992 and 2002 Non-Employee Director Stock Option Plans (the "1992 Director Plan" and the "2002 Director Plan" respectively). The Compensation Committee acts under a written charter which was adopted and approved by the Board of Directors (the "Board") on December 12, 2003. The Compensation Committee held one meeting during the fiscal year ended December 31, 2003.

  CORPORATE GOVERNANCE COMMITTEE

     On February 13, 2004, the Board of Directors established a Corporate Governance Committee (the "Corporate Governance Committee") and elected Messrs. Thompson, Fredericks and Zadel and Ms. Kurland as members of the Corporate Governance Committee. Mr. Zadel serves as Chair of the Corporate Governance Committee. None of the Corporate Governance Committee members is currently an officer or employee of the Company, and each satisfies the criteria for independence as defined in Section 121A of the listing standards for the American Stock Exchange.

     The Corporate Governance Committee is charged with the responsibility of ensuring that the behavior of our directors, officers and employees is ethical and in compliance with laws and regulations and our own governing documents, including the Company's Code of Business Conduct and Ethics. The Corporate Governance Committee makes reports and recommendations to the Board of Directors regarding corporate governance compliance of the Company.

  NOMINATING PROCESS

     The Company does not maintain a standing Nominating Committee. The independent directors, Messrs. Fredericks, Thompson and Zadel and Ms. Kurland, nominate candidates for Board service, and nominated all the nominees listed in this proxy statement. Each of the nominees was previously elected by the stockholders at the annual meeting held in June 2003, with the exception of Mr. Fredericks. Mr. Fredericks was unanimously elected by the Board of Directors in July 2003, following a process during which all Board members met with and assessed Mr. Fredericks' qualifications and suitability for service on the Board. The Company's Chief Financial Officer initially informed the Board of Mr. Fredericks' background and credentials.

     In December 2003, the Board adopted a process for nomination and consideration of new candidates for Board membership. This Board-approved process does not treat candidates recommended by security holders differently than those recommended by current Board members, members of management or others, and security holders may recommend candidates for consideration by contacting our lead independent director, Mr. Thompson, or our chief executive officer, Mr. Chubb, by mail to the Company's offices at 330 Nevada Street, Newton, MA 02460. The specific minimum qualifications that have been adopted as Board membership criteria include demonstrated management ability at senior levels in successful organizations, current or recent employment in positions of significant responsibility and decision-making, expertise in leading or advising rapidly growing multi-national organizations, or current or prior experience related to anticipated Board and committee responsibilities in areas of importance to the Company. Specific qualities and skills to be possessed by Board candidates as set forth in the Board membership criteria include integrity, independence and financial literacy. The Board of Directors as a whole is involved in consideration of candidates based on the Board membership criteria adopted by the Board. The Board of Directors believes that candidates can be better assessed by full Board involvement in the process before the independent directors select the final nominees. Copies of the Board-approved membership criteria and nomination process are not posted on the Company's website. Such documents are attached as Appendix A to this proxy statement.

  CORPORATE GOVERNANCE AND CODE OF ETHICS

     On February 13, 2004, the Board of Directors established a Corporate Governance Committee and elected Messrs. Thompson, Fredericks and Zadel and Ms. Kurland as members of the Corporate Governance Committee. None of the Corporate Governance Committee members is currently an officer or employee of the Company, and each satisfies the criteria for independence as defined in Section 121A of the listing standards for the American Stock Exchange. The Board of Directors has also adopted a Code of Business Conduct and Ethics governing all directors, officers and employees of the Company and meeting the definition by the SEC and the American Stock Exchange. The Company's Code of Conduct is posted on the Company's website at www.matritech.com. We intend to post amendments to and waivers of the Company's Code of Business Conduct and Ethics, if any, on our website.

     The Board has not adopted a formal process with respect to communications from security holders. The Board believes it is appropriate for the Company to preserve its current informal communication arrangements, which permit any security holder to contact any Board member directly, a system that has been utilized by security holders from time to time and served the Company and its security holders well. The Board believes that adoption of a formal process for security holder communication would result in more restrictive communication opportunities than currently exist. Security holders may communicate with the Board by writing to Board members at our corporate offices at 330 Nevada Street, Newton, MA 02460. In addition, we have identified our lead independent director as the contact for shareholder communications and publicly provided the telephone number of the Chair of our Audit Committee in our Code of Business Conduct and Ethics.

     The Board has adopted a policy encouraging all Board members to attend the Company's annual meeting. All Board members attended the Company's annual meeting in 2003.

COMPENSATION OF DIRECTORS

     During 2003, non-employee directors received a cash payment of $2,500 per Board of Directors meeting attended and $500 per meeting attended of a Committee of the Board of Directors. Non-employee Directors also receive options to purchase common stock of the Company pursuant to the 2002

Non-Employee Director Stock Plan (the "2002 Director Plan"). The 2002 Director Plan includes two types of option grants: (a) each non-employee director who first became or becomes a member of the Board of Directors on or after June 14, 2002 is automatically granted on the date of such election, without further action by the Board, an option (an "Initial Option") to purchase 10,000 shares of the Company's common stock which vests over a four-year period and (b) annually, each non-employee director is automatically granted, as of the date of the Annual Meeting of Stockholders in such year, an option (an "Annual Option") to purchase 10,000 shares of common stock which vests over a one-year period. Any non-employee who becomes a director after the Annual Meeting of Stockholders in any year shall be entitled to receive, in addition to the Initial Option, a fraction of the Annual Option equal to (x) divided by twelve (12), where (x) equals the number of complete months remaining until the first anniversary of the preceding Annual Meeting of Stockholders. Under the 2002 Director Plan, Annual Option grants were made to each of Messrs. Thompson and Zadel and Ms. Kurland to purchase 10,000 shares of the Company's common stock. Mr. Fredericks was granted an Initial Option to purchase 10,000 shares of the Company's common stock upon his election as a director and was also granted, on the same date, a pro rata Annual Option to purchase 9,167 shares of the Company's common stock. All options granted pursuant to the 2002 Director Plan have an exercise price equal to the fair market value of the Company's common stock on the date of grant and expire ten years after the date of grant. Directors are also reimbursed for their expenses incurred in attending meetings of the Board of Directors and committees.

     Directors who are employees of the Company receive no additional compensation for service on the Board of Directors or its committees.

AUDIT FEES

     Audit Fees. Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audits of the Company's consolidated financial statements and its reviews of the Company's unaudited consolidated interim financial statements were $120,000 for the year ended December 31, 2003 and $79,500 for the year ended December 31, 2002. PricewaterhouseCoopers LLP reviewed the Form 10-Q for all quarters of fiscal year 2003 and for the second and third quarters of fiscal year 2002. Arthur Andersen LLP performed the review of Form 10-Q for the first quarter of the fiscal year 2002. Arthur Andersen's fee for its review was $7,000.

     Audit-Related Fees. Fees for audit-related work performed by PricewaterhouseCoopers in fiscal 2003 were $23,700, which consisted of $21,000 for assistance in responding to SEC comment letters and $2,700 for review of our S-3 filings and issuance of consents in connection therewith. We incurred no audit-related fees in fiscal 2002.

     Tax Fees. Fees for tax-related work performed by PricewaterhouseCoopers in fiscal 2003 were $25,600, which consisted of $22,000 for tax return preparation and $3,600 for tax research and advice. In fiscal 2002, fees for tax-related work performed by PricewaterhouseCoopers were $20,750 for preparation of our tax returns.

     All Other Fees. We incurred no fees during fiscal 2003 or fiscal 2002 for other services performed by PricewaterhouseCoopers LLP.

AUDIT COMMITTEE PRE-APPROVAL PROCESS

     The Audit Committee must pre-approve all audit and permitted non-audit services for which the independent auditor may be engaged. Of the services described above performed by PricewaterhouseCoopers in fiscal 2003, all were pre-approved by the Audit Committee and in 2003 no fees were paid under a de minimus exception that waives pre-approval for certain non-audit services.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is responsible for providing assistance to the Company's directors in fulfilling their responsibility to the stockholders, potential stockholders and investment community relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee's purpose is more fully described in its charter, which the Audit Committee reviews and assesses on an annual basis. The Audit Committee reviewed its charter and assessed the adequacy of it on March 29, 2004, resulting in the adoption of an amended Audit Committee Charter, a copy of which is attached hereto as Appendix B.

     The Audit Committee is currently composed of Judith Kurland, T. Stephen Thompson and C. William Zadel. Each of the Audit Committee members satisfies the criteria for independence as defined in Section 121A of the listing standards for the American Stock Exchange, the principal trading market of our Common Stock, and Rule 10A-3 under the Securities Exchange Act of 1934. Each member of the Audit Committee is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Both T. Stephen Thompson and C. William Zadel meet the definition of "audit committee financial expert" as defined by the Securities and Exchange Commission, as well as the definition of independence of Section 121A of the listing standards of the American Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934.

     In connection with the approval of our Code of Conduct, the Chair of the Audit Committee has been designated as the person to receive notifications, which may be anonymous, by mail or by telephone, of questionable accounting or auditing matters. The Audit Committee has the authority to investigate any matter within the scope of its authority and to retain outside counsel and other advisors to assist it with any such investigation.

     The Audit Committee has selected and appointed PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2004 and has asked the Board of Directors to include a proposal for stockholder ratification of this selection in this proxy. If the stockholders do not ratify the Audit Committee's selection of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its selection and appointment.

     The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation. First, the Audit Committee discussed with PricewaterhouseCoopers LLP, the Company's independent auditors for fiscal 2003, PricewaterhouseCoopers LLP's independence from the Company and its management, and received a letter from PricewaterhouseCoopers LLP concerning PricewaterhouseCooper LLP's independence as required under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Second, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by the Statement on Auditing Standards 61, as modified or supplemented. These communications and discussions were intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Finally, the Audit Committee reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP the Company's audited consolidated balance sheet as of December 31, 2003, and consolidated statement of operations, stockholders' equity and cash flows for the year ended December 31, 2003.

     Based on the discussions with PricewaterhouseCoopers LLP concerning its independence, its review and audit of our financial statements and such other matters deemed relevant and appropriate by the Audit

Committee, the Audit Committee recommended to the Board that these financial statements be included in the Company's 2003 Annual Report on Form 10-K.

                                          Respectfully submitted,

                                          T. Stephen Thompson, Chairman
                                          Judith Kurland
                                          C. William Zadel

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

     The following table summarizes the compensation for services rendered to the Company for the fiscal years ended December 31, 2003, 2002, and 2001 paid to or earned by (i) Mr. Chubb, the Company's Chairman and Chief Executive Officer, and (ii) Mr. Corbet, Dr. Domurad, Dr. Ip, and Mr. Quigley, the next four most highly compensated executive officers of the Company as of December 31, 2003 (the "Named Officers"). The Company did not grant any restricted stock awards, stock appreciation rights ("SARs") or stock options to these persons in fiscal 2003 and did not make any long-term incentive plan payouts during fiscal 2003, 2002 or 2001:

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                    COMPENSATION AWARDS
                                           ANNUAL COMPENSATION   -------------------------
                                           -------------------   SECURITIES    ALL OTHER
                                                        BONUS    UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   ($)(1)    OPTIONS(#)      ($)(2)
---------------------------         ----   ---------   -------   ----------   ------------
Stephen D. Chubb..................  2003   $252,156    $37,664         --         $422
  Chairman, Director and            2002    238,915     24,990    212,750          413
  Chief Executive Officer           2001    238,915     35,700     12,526          413
David L. Corbet...................  2003   $211,896    $26,375         --         $221
  Director, President and           2002    200,769     17,500    158,929          144
  Chief Operating Officer           2001    200,769     25,000      8,772          144
Melodie R. Domurad................  2003   $175,232    $26,085         --         $144
  Vice President, Clinical and      2002    167,114     25,229    112,872          144
  Regulatory Affairs                2001    162,454     24,000     48,421           96
Stephen H. Ip.....................  2003   $170,152    $ 9,323         --         $413
  Vice President,                   2002    166,927     40,000    120,408          413
  Corporate Development             2001    160,154     20,375      7,149          221
John E. Quigley...................  2003   $148,971    $13,593         --         $144
  Vice President,                   2002    144,803     20,182    110,297           96
  Sales and Marketing               2001     69,288      9,310    103,267           40

---------------

(1) Includes bonuses paid in early 2004 with respect to performance during the 2003 fiscal year and bonuses paid in early 2003 with respect to performance during the 2002 fiscal year.

(2) Compensation represents term life insurance premiums paid by the Company.

OPTIONS

     There were no options granted during the fiscal year ended December 31, 2003 to the Named Officers.

     The following table sets forth information regarding stock option exercises in the last fiscal year and exercisable and unexercisable stock options held as of December 31, 2003 by each of the Named Officers. Amounts described in the following table under the heading "Value Realized" were calculated based on the difference between the fair market value of the Company's common stock on the date of the exercise and the exercise price of the options in accordance with the regulations promulgated under the Securities Exchange Act of 1934, as amended, and do not necessarily reflect amounts received by the Named Officers. Amounts described in the following table under the heading "Value of Unexercised In-the-Money Options at December 31, 2003" are based upon the fair market value of the Company's common stock as of December 31, 2003, the last trading day for the fiscal year ended December 31, 2003, which was

$1.90 per share as quoted on the NASDAQ SmallCap Market less the applicable exercise price, multiplied by the number of shares underlying the options. The Company has never granted any SARs.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                                    VALUE OF
                                                         NUMBER OF SECURITIES      UNEXERCISED
                                                              UNDERLYING          IN-THE-MONEY
                                                         UNEXERCISED OPTIONS       OPTIONS AT
                                  SHARES                 AT DECEMBER 31, 2003   DECEMBER 31, 2003
                                ACQUIRED ON    VALUE             (#)                   ($)
                                 EXERCISE     REALIZED       EXERCISABLE/         EXERCISABLE/
NAME                                (#)         ($)         UNEXERCISABLE         UNEXERCISABLE
----                            -----------   --------   --------------------   -----------------
Stephen D. Chubb..............       --           --       342,609/168,613         $7,958/ --
David L. Corbet...............       --           --       267,613/125,573          6,492/ --
Melodie R. Domurad............       --           --        76,361/110,100          4,317/ --
Stephen H. Ip.................       --           --        138,701/95,005        106,000/ --
John E. Quigley...............       --           --        79,208/134,356                 --

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides information as of December 31, 2003 with respect to our shares of Common Stock that may be issued under our existing equity compensation plans and arrangements.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                               NUMBER OF SECURITIES
                                                        WEIGHTED-AVERAGE     REMAINING AVAILABLE FOR
                          NUMBER OF SECURITIES TO BE    EXERCISE PRICE OF     ISSUANCE UNDER EQUITY
                             ISSUED UPON EXERCISE          OUTSTANDING          COMPENSATION PLANS
                           OF OUTSTANDING OPTIONS,          OPTIONS,          (EXCLUDING SECURITIES
                             WARRANTS AND RIGHTS       WARRANTS AND RIGHTS   REFLECTED IN COLUMN (A))
PLAN CATEGORY                        (A)                       (B)                     (C)
-------------             --------------------------   -------------------   ------------------------
Equity compensation
  plans approved by
  security holders(1)...          2,528,472(3)                $3.36                 2,739,820(4)
Equity compensation
  plans not approved by
  security holders(2)...            844,592                   $2.09                        --
                                  =========                   =====                 =========
  Total.................          3,373,064                   $3.04                 2,739,820
                                  =========                   =====                 =========

---------------

(1) Includes the 1988 Stock Plan, 1992 Stock Plan, 1992 Director Plan, 2002 Plan, 2002 Director Plan and the 2002 Employee Stock Purchase Plan.

(2) Consists of the following:

     a. warrants to purchase 200,000 shares of common stock at a price of $2.50 per share. These warrants were issued in 2000 to a placement agent in connection with a stock offering and are exercisable until July 2005.

     b. warrants to purchase 546,553 shares of common stock at prices ranging from $1.67 to $2.70 per share. These warrants were issued in 2003 to placement agents in connection with a stock offering and are exercisable until October 2008.

     c. warrants to purchase 98,039 shares of common stock at a price of $1.67 per share. These warrants were issued in 2003 to a placement agent in connection with a debt offering and are exercisable until March 2008.

(3) Excludes purchase rights accruing under the 2002 Employee Stock Purchase Plan, which has a stockholder-approved reserve of 225,000 shares and 215,000 shares were available for purchase rights under the Plan as of December 31, 2003.

(4) Consists of shares available for future issuance under the 2002 Plan, 2002 Director Plan and the 2002 Employee Stock Purchase Plan.

PENSION PLAN

     Certain employees who are based in Germany, including one executive officer who is not named above in the Summary Compensation Table, are covered by pension arrangements which provide benefits upon the employee reaching age 65 or becoming disabled while employed prior to that time. The amount of benefits are specified in individual contracts and are not formula-based. Surviving spouses are also entitled to certain specified survivor benefits.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is currently composed of Walter O. Fredericks, who was first elected to serve on the Compensation Committee on February 13, 2004 and who serves as Chair of the Committee, Judith Kurland, T. Stephen Thompson and C. William Zadel. None of the Compensation Committee members is currently an officer or employee of the Company, and each satisfies the criteria for independence as defined in Section 121A of the listing standards for the American Stock Exchange.

     The functions of the Compensation Committee are to establish salaries and incentive compensation for the Company's executive officers and to administer the Company's stock option and stock purchase plans.

     The Company's executive compensation programs are designed (i) to attract and retain experienced and well qualified executives capable of leading the Company to meet its business objectives, and (ii) to motivate them to enhance long-term stockholder value. In setting the compensation level for executive officers, the Compensation Committee is guided by the following considerations:

     - Compensation levels should be competitive with compensation generally being paid to executives in the biotechnology industries to ensure the Company's ability to attract and retain superior executives;

     - Each individual executive officer's compensation should reflect the performance of the Company as a whole, the performance of the officer's business unit, if applicable, and the performance of the executive officer; and

     - A significant portion of executive officer compensation should be paid in the form of equity-based incentives to link closely stockholder and executive interests and to encourage stock ownership by executive officers.

     An executive officer's total compensation package includes a salary and cash bonus determined by the Compensation Committee, long-term incentive compensation in the form of stock options and various benefits, including a 401(k) retirement plan and medical insurance plans that are available to all employees of the Company. Salaries of the Company's Chief Executive Officer and the next four most highly compensated executives during fiscal 2003 are listed in the "Summary Compensation Table". The Compensation Committee reviews executive salaries at least once per year and, while it is not required to do so, it may in its discretion adjust these salaries. The Compensation Committee attempts to keep the Company's compensation programs competitive by comparing them with those of other local and national companies in the industry. The Compensation Committee also attempts to balance the compensation level for an individual executive against his or her specific job requirements, including the individual's influence on obtaining corporate objectives.

     Cash Compensation. The Compensation Committee sets the annual salaries for individual executives by reviewing the salaries historically paid at the Company, the salaries paid by the Company's competitors to persons holding comparable positions and compensation studies prepared by independent third parties. The Compensation Committee determines any increases in annual salaries and bonuses based on a comparison of the executive's actual performance against his or her performance objectives, as well as on various subjective factors. The performance objectives for each executive depend on his or her area of responsibility and may include achievement of the performance objectives in the areas of product commercialization, clinical trials, corporate partnering, and financings, as well as other financial objectives. Among the subjective factors considered by the Compensation Committee is the executive's ability to provide leadership, to develop the Company's business, to promote the Company's image with its customers and stockholders and to manage the Company's continuing growth. The Compensation Committee also solicits and considers performance reviews and recommendations from senior management in establishing compensation levels for all but the Chief Executive Officer.

     Equity Compensation. The Company's equity compensation program is designed to (i) provide long-term incentives to executive officers, (ii) tie compensation to creating long-term shareholder value, (iii) encourage executive officers to remain with the Company and to promote the Company's business, and (iv) provide executives with the opportunity to obtain significant, long-term stock ownership in the Company's common stock.

     The Compensation Committee generally makes annual grants of options to executive officers as the long-term incentive component of the executive officers' total compensation package. Such options generally become exercisable over a four-year period as a means of encouraging executives to remain with the Company and to promote its success. No option grants were made to executive officers in 2003 because the Compensation Committee did not consider such matters until its meeting held January 30, 2004, at which time options were granted to most executive officers.

     In deciding whether to grant options and in determining the number of shares to be subject to such options, the Compensation Committee generally reviews the option holdings of each of the executive officers, including the number of unvested options and the then-current value of such unvested options. The total options held by each of the Named Officers at December 31, 2003 is set forth in the table captioned "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values".

     CEO Compensation. With respect to the compensation of the Company's Chief Executive Officer, Mr. Chubb's salary was $252,156 in 2003. In addition, Mr. Chubb was granted a cash bonus in the amount of $37,664 for his performance in 2003, which was paid in February 2004. No options were granted to Mr. Chubb during 2003, but on January 30, 2004, he was granted an option to purchase 19,823 shares of the Company's common stock at an exercise price of $1.90 per share. In arriving at the level of compensation for Mr. Chubb, the Compensation Committee attempted to measure Mr. Chubb's contribution to the progress made by the Company during 2003 toward the achievement of the Company's principal objectives, but the Compensation Committee does not find it practicable to quantify or assign relative weight to the factors on which the Chief Executive Officer's compensation is based. In determining Mr. Chubb's salary for fiscal year 2004 at a meeting on February 13, 2004, the Compensation Committee considered the Company's financial, strategic and clinical objectives for fiscal year 2003 and concluded that Mr. Chubb's salary be increased by 3.5%.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally prevents publicly-held corporations from deducting, for federal income tax purposes, compensation in excess of $1 million paid to certain executives. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

                                          Respectfully submitted,

                                          Walter O. Fredericks, Chair
                                          Judith Kurland
                                          T. Stephen Thompson
                                          C. William Zadel

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. T. Stephen Thompson served as a member of the Compensation Committee throughout fiscal year 2003. Mr. David Rubinfien served as a member of the Compensation Committee until June 13, 2003, and Ms. Judith Kurland and Mr. C. William Zadel served as member of the Compensation Committee from June 13, 2003 through the end of the fiscal year. Walter O. Fredericks was elected to the Compensation Committee and to serve as Chair of such committee on February 13, 2004. During the past year no member of the Compensation Committee was, prior to or during his service as a member of the Compensation Committee, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure pursuant to Item 404 of Regulation S-K.

     No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Company's Compensation Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of the corporation.

STOCK PERFORMANCE GRAPH

     The Stock Performance Graph set forth below compares the cumulative total stockholder return on the Company's Common Stock from December 31, 1998 to December 31, 2003, with the cumulative total return of the Nasdaq Market Index and the Company's four digit SIC Code Index over the same period.

                  COMPARISON OF CUMULATIVE TOTAL RETURN (1)(2)

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------------
                         12/31      12/31      12/31      12/31      12/31      12/31
                         1998       1999       2000       2001       2002       2003
--------------------------------------------------------------------------------------
 Matritech, Inc         100.00     199.99     247.18     171.95     125.58     114.71
 SIC Code Index 2835    100.00     166.04     219.07     212.13     142.94     225.63
 Nasdaq Market Index    100.00     176.37     110.86      88.37      61.64      92.68

     This assumes $100 invested on January 1, 1999.
---------------

(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance.

     Information used on the graph was obtained from Media General Financial Services, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Our corporate charter, as amended, provides that the personal liability of directors for monetary damage arising from a breach of their fiduciary duties in certain circumstances shall be eliminated except to the extent the liability arises from any breach of the director's duty of loyalty, from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, under Section 174 of the Delaware General Corporation Law or from transactions from which the director derived a personal benefit. We have entered into indemnification agreements with our directors providing such indemnification. The indemnification agreements may require us, among other things, to indemnify such directors against certain liabilities that may arise by reason of their status or service as directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The agreements obligate the Company to obtain and maintain directors' and officers' insurance. Our charter further provides indemnification rights, including advancement of expenses, for officers of the Company.

     The Company has an agreement stemming from its acquisition of ADL GmbH in 2000 whereby one of our executive officers, Franz Maier, the president of Matritech GmbH, pays the Company all amounts we are obligated to pay on an outstanding bank loan made to ADL GmbH. During the last fiscal year, the amount of the loan obligation of Matritech GmbH to the bank was a maximum of approximately $47,000, and the amount of the obligation as of December 31, 2003 was approximately $38,000. This arrangement with Mr. Maier has not been amended since it was entered into in 2000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2003 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2003 except that Mr. Maier failed to timely file a Form 3 following his election as an executive officer of the Company in June 2003. Mr. Maier has subsequently filed a Form 3.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP served as the Company's independent auditors for the fiscal year ended December 31, 2003. In accordance with Section 10A(i) of the Securities Exchange Act of 1934, rule 10A of Regulation S-K and rule 2-01 of Regulation S-X, the Audit Committee has engaged PricewaterhouseCoopers LLP to perform all auditing services for the benefit of the Company (including the performance of any audit required by the Exchange Act) and to serve as auditor of the year ended December 31, 2004 pending shareholder ratification as sought in Proposal III of this proxy statement. A representative from PricewaterhouseCoopers LLP will attend the Annual Meeting and will be available to answer questions. They will have the opportunity to make a statement at the Annual Meeting if they desire.

CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS

     Prior to July 17, 2002, Arthur Andersen LLP served as our independent auditors. On March 14, 2002, Arthur Andersen was indicted on federal obstruction of justice charges arising from the government's investigation of Enron Corporation. On June 15, 2002, Arthur Andersen was found guilty and subsequently has ceased practicing before the SEC. On July 17, 2002, we dismissed Arthur Andersen and retained PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ended December 31, 2002. Arthur Andersen LLP's report on our consolidated financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The Audit Committee of the Board of Directors approved the change to PricewaterhouseCoopers LLP. During the fiscal year ended December 31, 2001 for which Arthur Andersen LLP served as our independent public accountants and the subsequent interim period through July 17, 2002, there were: (i) no disagreements between us and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for that year; and (ii) no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K. Arthur Andersen LLP has not responded to our requests to provide a signed letter addressed to the Securities and Exchange Commission stating that it agrees with the statements above.

     During the fiscal year ended December 31, 2001 and the subsequent interim period through July 17, 2002, we did not consult with PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events.

                                  PROPOSAL I.

                             ELECTION OF DIRECTORS

     The directors of the Company are elected annually and hold office until the next annual meeting of stockholders. All directors will hold office until their successors have been duly elected and qualified, or until their earlier resignation or removal. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) FOR the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number. Commencing July 7, 2003, the Board of Directors has fixed the number of Board Members at seven.

     Nominated for election to the Company's Board of Directors are: Stephen D. Chubb, David L. Corbet, Walter O. Fredericks, Judith Kurland, Richard A. Sandberg, T. Stephen Thompson and C. William Zadel. Each of the nominees currently serves as a director of the Company and, with the exception of Mr. Fredericks each was previously elected by the stockholders at the annual meeting held in June 2003. Mr. Fredericks was unanimously elected by the Board of Directors in July 2003, following a process during which all Board members met with and assessed Mr. Fredericks' qualifications and suitability for service on the Board. The Company's Chief Financial Officer initially informed the Board of Mr. Fredericks' background and credentials.

              THE BOARD RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

                                  PROPOSAL II.

       PROPOSAL TO AMEND THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

     By resolutions adopted at a meeting of the Board of Directors held on March 15, 2004, the Board of Directors recommended to the stockholders that the Company's Charter be amended to increase the number of authorized shares of the Company's Common Stock, par value $.01 per share, from 60,000,000 shares to 90,000,000 shares. The full text of these proposed amendments to the Charter is set forth in a proposed form of Certificate of Amendment attached hereto as Appendix C.

     The Board of Directors believes that increasing the number of authorized shares is essential to ensure that the Company will continue to have an adequate number of shares of Common Stock available for future issuance.

     As of March 31, 2004 the Company had 41,156,470 shares of Common Stock outstanding. As of March 31, 2004, an additional 2,340,941 shares were available for future grants under the Company's 2002 Plan and the 2002 Director Plan. Under these plans, the Company has granted options to purchase 2,697,384 shares of Common Stock. Also as of March 31, 2004, 215,000 shares were available for issuance under the Company's 2002 Employee Stock Purchase Plan. As of March 31, 2004, the Company had 4,764,795 shares subject to outstanding common stock purchase warrants. As of March 31, 2004, the Company had 3,183,902 shares reserved for conversion of outstanding convertible debentures. This means the Company would only have 5,641,508 shares of Common Stock available for other future use without increasing the number of authorized shares.

     If the Stockholders approve this increase, the Company would be able to issue stock for any valid corporate purpose that the Board of Directors from time to time deems necessary or advisable, including, without limitation, stock splits and stock dividends, continued financings in furtherance of the Company's research, product development and operations, acquisitions and other transactions involving the use of Common Stock. The availability of additional shares of Common Stock for issuance will provide the management with greater flexibility in taking any of these actions without the expense and delay of obtaining Stockholder approval other than as required by state law or American Stock Exchange requirements for the particular transaction.

     The Board of Directors does not have any present intention to issue additional shares of Common Stock other than to meet existing obligations under stock option plans, warrants and convertible securities, including the payment of interest and principal on the convertible securities in stock. We have also committed to keeping reserved 130% of the Common Stock into which the convertible securities may be converted, and this amendment will assist us in meeting this obligation. As has been disclosed in our periodic reports, we anticipate that we will, from time to time, need to raise additional capital in order to support our operations. The primary source of the additional capital we raised in 2002, 2003 and 2004 has been equity, and we expect that will continue to be the case.

     While the Board will authorize the issuance of additional shares of Common Stock based on its judgment as to the Company's and the Stockholders' best interests, future issuances could have a dilutive effect on existing Stockholders. Except for those investors in the Company's private placement of convertible debentures in March 2003 and of common stock and warrants in Fall 2003, each of which has rights of participation in future financings for a limited time period, the Holders of Common Stock do not now have and will not be entitled to preemptive rights to purchase shares of any authorized capital stock if additional shares are issued later. In addition, the issuance of additional shares of Common Stock could have the effect of making it more difficult for a third party to acquire a majority of the Company's outstanding voting stock.

     Under Delaware law, the proposed amendment requires the approval of the holders of at least a majority of the Company's outstanding Common Stock. See "Voting Procedures."

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

                                  PROPOSAL III

                     RATIFICATION OF SELECTION OF AUDITORS

     The Audit Committee has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2004. The Board of Directors recommends the ratification of the Audit Committee's selection. Stockholder ratification of the Company's independent public accountants is not required under Delaware law or under the Company's Certificate of Incorporation or its Amended and Restated By-Laws. However, the Board of Directors believes that such ratification is in the Company's best interest and is therefore submitting this matter to a shareholder vote. In arriving at its decision to select a firm to audit the financial statements of the Company for 2003, the Audit Committee of the Board of Directors considered PricewaterhouseCoopers's track record, corporate reputation, familiarity with the Company's industry and cost.

     The Audit Committee must pre-approve any engagement of our auditors to provide audit or permitted non-audit services. Permitted non-audit services include tax and Securities and Exchange Commission advisory services. The tax services may relate to international, federal, state and local taxes, including the preparation of tax returns for the Company and its subsidiary, assistance with the processing of such tax returns, tax audits and refund claims and tax advisory services including but not limited to stock option and compensation matters and business transactions. SEC advisory services may relate to the review of and assistance with filings made by the Company with the SEC, review of the Company's unaudited quarterly and other interim financial statements filed with the SEC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THIS SELECTION.

                                 OTHER MATTERS

     We know of no other matters to be submitted to the meeting.

                               VOTING PROCEDURES

     The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for election as director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     Proposal I. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The seven nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected as directors. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of all the nominees. Where the stockholder properly withholds authority to vote for a particular nominee or nominees, such stockholder's shares will not be counted toward such nominee or nominees' achievement of a plurality.

     Proposal II. With respect to the proposed amendment to the Company's Charter increasing its authorized capital stock, the affirmative vote of the holders of at least a majority of the outstanding Common Stock of the Company entitled to vote on this matter is required for approval under Delaware law. Abstentions and broker "non-votes" will have the same effect as votes against these matters, since they are not affirmative votes for these matters. Shares represented by all proxies received by the Board of Directors and not marked as to this proposal will be voted for the proposal.

     Proposal III. Approval of this proposal requires that an affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that proposal is required for approval. Abstentions, as well as broker "non votes," are not considered to have been voted on any such proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of shares from which the majority is calculated. Shares represented by all proxies received by the Board of Directors and not marked as to this proposal will be voted for the proposal. The Audit Committee will reconsider the appointment if the selection is not ratified by the stockholders.

     Other Matters. For all other proposals submitted to the stockholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that proposal is required for approval. Abstentions, as well as broker "non votes," are not considered to have been voted on any such proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of shares from which the majority is calculated. If any other matter not discussed in this Proxy Statement should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company pursuant to SEC Rule 14a-8 must be received at the Company's principal executive offices not later than December 18, 2004. Under the Company's by-laws, the deadline for providing timely notice to the Company of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders is 60 days prior to the 2005 annual meeting. In order to curtail controversy as to the date on which the Company received a proposal, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to Stephen D. Chubb, Chief Executive Officer, Matritech, Inc., 330 Nevada Street, Newton, MA 02460.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses will be paid for any such further solicitation. In addition, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the name of a nominee. The Company will reimburse such persons for their reasonable out-of-pocket costs. We may also engage an outside proxy solicitation firm and pay a fee for such services.

PROXY CARD ATTACHED

                                                                     APPENDIX A.

                BOARD MEMBERSHIP CRITERIA AND NOMINATING PROCESS

                           BOARD MEMBERSHIP CRITERIA

          MINIMUM QUALIFICATIONS AND NECESSARY QUALITIES AND/OR SKILLS
                               FOR BOARD NOMINEES

     The Board of Directors should be composed of successful individuals who demonstrate integrity, reliability, knowledge of corporate affairs, and an ability to work well together. Diversity in business accomplishments, particularly in medical products, financial and accounting expertise, ability to achieve the interests of Matritech's shareholders are qualifications of particular consideration.

     The Board should be composed of individuals each of whom satisfy at least one of the following criteria:

     - Demonstrated management ability at senior levels in successful organizations;

     - Current or recent employment in positions of significant responsibility and decision-making;

     - Expertise in leading or advising rapidly growing multi-national organizations; and

     - Current or prior experience related to anticipated Board and committee responsibilities in areas of importance to the Company.

     And all of the following criteria:

     - Integrity with a code of personal honor and ethics above reproach;

     - Independence from the Company and management;

     - The ability to understand and analyze the Company's financial condition and reports;

     - Wisdom and breadth of vision;

     - An inquiring mind and ability to express concepts articulately and succinctly;

     - The ability to challenge, support and motivate senior management;

     - The potential to enhance the discussion and analysis of issues with complementary specialization, viewpoints and creativity

     - The capability and willingness to function as a member of a diverse group

     - The knowledge and experience that bear on the Company's business

     - A record of accomplishment in one's own life

     - An understanding of the Board's role of governance

     - The commitment and ability to attend at least 75% of regularly scheduled Board and Committee meetings (4-5 per year) to conduct Board-level business of the Company and at least attempt to attend all special Board and committee meetings

     - Ability to participate actively on at least 2 committees of the Board

     - For Audit Committee membership, at all times, at least one member of the Audit Committee must qualify as a "financial expert" and all Audit Committee members must be financially literate.

                               NOMINATION PROCESS

     1. Nominees names are forwarded to either the Lead Independent Director or the Chairman of the Board.

     2. Selected nominees are interviewed either by the Chairman of the Board and/or Lead Independent Director.

     3. Each nominee is required to complete a Nominee Questionnaire that solicits information regarding the nominee's background, board experience, industry experience, independence, financial expertise and other relevant information.

     4. Following the interview and review of the completed Questionnaire by the Chairman, qualified nominees are discussed by the full Board for consideration.

     5. The Board has established criteria for Board membership, which include the criteria set forth in Matritech's Board procedure. The Board ensures that each candidate meets the Matritech Board Criteria.

     6. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending to shareholders a group that can best achieve the strategic objectives of the Company and represent shareholder interests through the exercise of sound judgment using its business and clinical experience.

                                                                     APPENDIX B.

                            AUDIT COMMITTEE CHARTER
                            AS AMENDED APRIL 2, 2004

ORGANIZATION

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three directors who meet the independence and audit committee composition requirements promulgated by the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, any exchange upon which securities of the company are traded, or any governmental or regulatory body exercising authority over the company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time, and who are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

     All members of the committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the committee shall be an "audit committee financial expert" as defined by the SEC.

     The Board shall appoint the chairperson and members of the audit committee annually.

     The committee shall meet at least quarterly.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation. By approval of this Charter, the Board hereby grants the committee all resources, funding and authority to properly discharge its duties and responsibilities.

RESPONSIBILITIES

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

     - Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

     - Have the sole authority to select, evaluate, retain and replace the independent auditor to be proposed for shareholder approval in the proxy statement. The committee also has sole authority to approve all audit engagement fees and terms. The committee may consult with management in the decision-making process, but may not delegate this authority to management.

     - Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof to review such audit, including any comments or recommendations of the independent auditors.

     - Review with the independent auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of their audit and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given by the committee to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

     - Review in advance the financial statements proposed for the annual report and in the quarterly unaudited financial reports to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. After such review and discussion of the financial statements for the annual report, the committee shall recommend to the Board whether such audited financial statements should be published in the company's annual report. Any changes in accounting principles should be reviewed to ensure that the proposed financial statements are in compliance.

     - Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit. The committee shall meet with the auditor prior to the filing of the audit report to receive the auditor's report concerning: (a) critical accounting policies and practices used, (b) all material alternative treatments of financial information using GAAP that have been discussed with management, the ramifications of the use of these alternatives and the treatment preferred, (c) material written communications between the management and the auditor, and (d) all other matters required to be discussed pursuant to Statement on Auditing Standards 61, as modified by Statement on Auditing Standards 90 or as it may otherwise be modified or supplemented.

     - Inquire as to the independent auditor's view of the quality of earnings and balance sheet categories and whether such policies are common practices and consistent with previous periods.

     - Review accounting and financial human resources and succession planning within the company.

     - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to pay for and to retain outside counsel, or other advisors for this purpose if, in its judgment, that is appropriate.

     - Review with the company's outside legal counsel any legal matters that could have a significant impact on the company's financial statements, the company's compliance with applicable laws and regulations and any inquiries or communications received from regulatory or governmental agencies.

     - Be directly responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting matters.

     - On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the company consistent with Independence Standards Board Standard 1, as it may be modified or supplemented. The committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The committee shall take appropriate action to oversee the independence of the independent accounting firm.

     - Review with management and the independent auditors to identify and terminate any non-audit related services provided by the independent auditors to the company. The committee must pre-approve all other non-audit services for which the independent auditor may be considered. Review the annual fees paid by the company for all audit and non-audit services.

     - Review all proposed related party transactions to identify conflict-of-interest situations. The committee will submit any related party transactions to the Board for its approval or implementation of appropriate remedial action.

     - Review and approve the hiring of any former employee of the independent auditors prior to any such individual's employment by the company.

     - The committee will have procedures for (a) the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures, and (b) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

                                                                     APPENDIX C.

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                MATRITECH, INC.

     Matritech, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, at a meeting of the Board of Directors held on March 15, 2004, duly adopted the following resolution setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the following proposed amendment and restatement of the first paragraph of Article FOURTH of the Corporation's Amended and Restated Certificate of Incorporation, as amended, increasing the number of shares of the Corporation's Common Stock authorized for issuance from 60,000,000 shares to 90,000,000 shares be, and it hereby is, approved and be recommended to the stockholders of the Corporation for approval at the next Annual Meeting of Stockholders as being advisable and in the best interests of the Corporation:

               "FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 94,000,000 shares, consisting of 90,000,000 shares of Common Stock with a par value of $.01 per share (the "Common Stock") and 4,000,000 shares of Preferred Stock with a par value of $1.00 per share (the "Preferred Stock")."

     SECOND: That the stockholders of the Corporation duly approved such amendment at the Annual Meeting of Stockholders held on June 11, 2004 in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware and with Article 1, Section 1.2, of the Amended and Restated By-Laws of the Corporation.

     THIRD: That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and with Article NINTH, Section 9 and Article TENTH of the Corporation's Amended and Restated Certificate of Incorporation, as amended.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Stephen D. Chubb, Chairman and Chief Executive Officer, and attested
to by Patricia Randall, Secretary, this      day of June, 2004.

                                          MATRITECH, INC.

                                          By:
                                            ------------------------------------
                                              Stephen D. Chubb
                                              Chairman and Chief Executive
                                              Officer

ATTEST:
---------------------------------------------
Patricia Randall
Secretary

REVOCABLE PROXY
MATRITECH, INC.

Annual Meeting of Stockholders of MATRITECH, INC.
June 11, 2004

      The undersigned, revoking all prior proxies, hereby appoints Stephen D. Chubb and David L. Corbet, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of Common Stock of Matritech, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Newton Marriott, 2345 Commonwealth Avenue, Newton, Massachusetts 02466 on Friday, June 11, 2004, at 9:00 a.m., local time and at all adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 22, 2004, a copy of which has been received by the undersigned.

Please be sure to sign and date         Date
                                             -------------------------------
this Proxy in the box below.

--------------------------------------------------------------------------------
Stockholder sign above ---- Co-holder (if any) sign above

Please sign exactly as your name appears on your stock certificate.

      When signing as an attorney, executor, administrator, trustee or guardian, please provide your full title as such. If a corporation, please sign in full corporate name by an authorized officer.

                                                            With-    For All
                                                    For     hold     Except
1. Election of Directors: To elect seven members    [ ]      [ ]       [ ]
to serve until the next Annual Meeting of
Stockholders and until their successors have
been elected and qualified.

Stephen D. Chubb             David L. Corbet               Walter O. Fredericks
Judith Kurland               Richard A. Sandberg           T. Stephen Thompson
C. William Zadel

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write each such nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                   For      Against    Abstain
2, To approve an amendment to the Company's        [ ]        [ ]        [ ]
Amended and Restated Certificate of
Incorporation, as amended, to increase the
number of authorized shares of the Company's
Common Stock from 60,000,000 to 90,000,000
shares.

                                                   For      Against    Abstain
3.  To ratify the selection of the accounting      [ ]        [ ]        [ ]
firm of PricewaterhouseCoopers LLP as auditors
for the fiscal year ending December 31, 2004.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE CHECK IF YOU PLAN TO ATTEND THE ANNUAL MEETING                        [ ]

The Board of Directors recommends a vote FOR the foregoing proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MATRITECH, INC.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, FOR THE AMENDMENT TO THE CHARTER AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


                                       22